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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT  [ ]

FILED BY A PARTY OTHER THAN THE REGISTRANT  [X]

CHECK THE APPROPRIATE BOX:

[ ]   PRELIMINARY PROXY STATEMENT
[ ]   DEFINITIVE PROXY STATEMENT            [ ]  CONFIDENTIAL, FOR USE OF THE
[X]   DEFINITIVE ADDITIONAL MATERIALS            COMMISSION ONLY (AS PERMITTED)
[ ]   SOLICITING MATERIAL PURSUANT TO            BY RULE 14A-6(E)(2)
      RULE 14A-12


                                    ICO, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                           TRAVIS STREET PARTNERS, LLC
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    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)



PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  NO FEE REQUIRED.

[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

      (1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
            NOT APPLICABLE

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      (2)   AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:  NOT
            APPLICABLE.

      --------------------------------------------------------------------------
      (3)   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION
            COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE
            AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW
            IT WAS DETERMINED): NOT APPLICABLE.

      --------------------------------------------------------------------------


77968.0003

      (4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (5)   TOTAL FEE PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------

[ ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS:

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

      (1)       AMOUNT PREVIOUSLY PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (2)       FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)       FILING PARTY:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (4)       DATE FILED:  NOT APPLICABLE.

      --------------------------------------------------------------------------

TRAVIS STREET PARTNERS, LLC                                   910 Travis Street
                                                                     Suite 2150
                                                          Houston,  Texas 77002
                                                               fax 713 759 2040
                                                               TEL 713 759 2030
                                                   www.travisstreetpartners.com



              WE NEED YOUR SUPPORT TO ELECT DIRECTORS COMMITTED TO
                      ENHANCING VALUE FOR ALL SHAREHOLDERS


March 2, 2001

Dear Fellow ICO, Inc. Shareholder:

Enclosed is ICO, Inc. proxy material solicited on behalf of Travis Street Partners, LLC. Our group owns more than 1.6 million shares of ICO, Inc. common stock, representing more than 7% of the outstanding shares, which makes our group one of ICO's largest owners. After you carefully read the enclosed proxy material, WE URGE YOU TO VOTE FOR OUR NOMINEES FOR THE BOARD OF DIRECTORS ON THE ENCLOSED GOLD PROXY CARD TODAY!

We are campaigning to elect nominees to the Board of Directors who will vote FOR management accountability, FOR a professional management team and FOR a sale of the Company to the highest bidder.

                 PROFITS FOR PACHOLDERS, LOSSES FOR SHAREHOLDERS

We believe that for the past five years the company has been badly mismanaged, and the results have taken a significant toll on the value of your investment. IN THE PAST 40 MONTHS YOUR SHARES HAVE LOST 75% OF THEIR VALUE. MEANWHILE, ANNUAL PACHOLDER FAMILY COMPENSATION IS 5X LAST YEAR'S ICO EARNINGS.

We believe, however, that there is an opportunity to unlock value for all shareholders. TRAVIS STREET PARTNERS HAS PROPOSED TO PURCHASE ICO AT $2.65 PER SHARE, A 69% PREMIUM OVER THE CLOSING PRICE ON DECEMBER 20, 2000, THE DAY PRIOR TO OUR ANNOUNCEMENT. The current ICO board has refused our proposal - denying you the opportunity to even consider the sale of your shares at a premium.

                     LET'S BUILD VALUE FOR ALL SHAREHOLDERS

If you have any questions or require additional information, please call MacKenzie Partners, Inc at (800) 322-2885. Thank you for your support.

             YOUR VOTE IS IMPORTANT. DON'T DELAY - VOTE THE ENCLOSED
                             GOLD PROXY CARD TODAY!
                             ----

                                                 Very truly yours,

                                                 TRAVIS STREET PARTNERS, LLC